UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2019

Star Alliance International Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-197692	37-1757067
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

5763 Corsa Avenue Suite 218, Woodland Hill, CA 91362

(Address of principal executive offices)   (Zip Code)

(310) 571-0020

(Issuer’s telephone number)

___________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01      Changes in Registrant’s Certifying Accountant.

RESIGNATION OF AUDITOR

The Company confirms that our Board of Directors received formal notice that our independent auditor, MaloneBailey LLP. (“MaloneBailey”), had made the decision to resign as our independent auditor effective October 29, 2019. On October 30, 2019, the Board of Directors voted unanimously to accept the resignation.

MaloneBailey’s audit report on the Company’s financial statements for the Company’s fiscal year ended June 30, 2018 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except with respect to an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended June 30, 2019 and June 30, 2018, and the subsequent interim period from July 1, 2019 through October 28, 2019, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused MaloneBailey to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements for the year ended June 30, 2018, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended June 30, 2018.

The Company has provided MaloneBailey with a copy of the disclosures contained herein and has requested that MaloneBailey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of MaloneBailey’s letter, dated November 1, 2019, is filed as Exhibit 16.1 herewith.

APPOINTMENT OF NEW AUDITORS

On October 31, 2019 the Company appointed AJ Robbins CPA, LLC, Certified Public Accountants, its new auditors, to audit the books and records of the Company for the year ended June 30, 2019.

During the two most recent fiscal years and the interim period preceding the engagement of AJ Robbins CPA, LLC (“AJ Robbins”), the Company has not consulted with AJ Robbins regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by AJ Robbins or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K. The Company did not have any disagreements with MaloneBailey and therefore did not discuss any past disagreements with AJ Robbins.

Item 9.01       Financial Statements and Exhibits

Exhibit No.	Description

16.1	A confirming letter from MaloneBailey LLC *

___________________

*filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Alliance International Corporation

Dated: November 1, 2019	By:	/s/ John Baird
Name: John Baird Title: Chief Financial Officer

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